PAGE 1
                               CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
- -----------                                                    -----
Articles of Incorporation, incorporated by reference
(filed with Commission as an Exhibit under Form SE dated
 February 20, 1991)                                           EX-3.1

Bylaws, incorporated by reference
(filed with Commission as an Exhibit under Form S-8 dated
 December 22, 1994)                                           EX-3.2

CSX Stock Plan for Directors (a)                              EX-10.1

Special Retirement Plan for CSX Directors (a)                 EX-10.2

Corporate Director Deferred Compensation Plan (a)             EX-10.3

CSX Directors' Charitable Gift Plan, incorporated by
  reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.4

CSX Directors' Matching Gift Program, incorporated by
  reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.5

Form of Agreement with J.W. Snow, A.R. Carpenter,
  J.P. Clancey, and J.R. Davis and J. Ermer (a)               EX-10.6

June 1989 Letter Agreement with J.R. Davis, incorporated
  by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.7

Form of Retention Agreement with A.R. Carpenter, J.P. Clancey and J.R. Davis, incorporated by reference (a)
(filed with Commission as an Exhibit under Form SE dated
 February 26, 1992)                                           EX-10.8

Agreement with J.W. Snow, incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.9

1991 Stock Purchase and Loan Plan (a)                         EX-10.10

1987 Long-Term Performance Stock Plan (a)                     EX-10.11

1985 Deferred Compensation Program for Executives
  of CSX Corporation and Affiliated Companies (a)             EX-10.12





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         PAGE 2
                               CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
- -----------                                                    -----
Supplementary Savings Plan and Incentive Award
  Deferral Plan for Eligible Executives of CSX
  Corporation and Affiliated Companies (a)                    EX-10.13

Special Retirement Plan of CSX Corporation
  and Affiliated Companies (a)                                EX-10.14

Supplemental Retirement Plan of CSX Corporation
  and Affiliated Companies (a)                                EX-10.15

1994 Senior Management Incentive Compensation Plan (a)        EX-10.16

Subsidiaries of the Registrant                                EX-21

Consent of Independent Auditors                               EX-23

Financial Data Schedule - Schedule II (a)                     EX-27

(a) Management contract or compensation plan or arrangement.

(b) No other schedules are required to be filed.































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